                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 12, 1998
                                 -------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


PENNSYLVANIA                       1-2116                      23-0366390
-------------------------          ------                      ----------
(State of Organization)      (Commission File Number)      (IRS Employer
                                                         Identification No.)

                                 P.O. BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------

     On June 13, 1998, Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 12, 1998, by and among Triangle Pacific Corp. ("Triangle Pacific"), a Delaware corporation, the Company and Sapling Acquisition, Inc. ("Sapling"), a Delaware corporation and a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company will commence a cash tender offer (the "Offer") for all of the outstanding shares of common stock, par value $.01 per share (the "Shares"), of Triangle Pacific at $55.50 per share within five business days from June 13, 1998. The tender will be followed by a merger in which any untendered Shares will be converted into the right to receive the same price in cash. The consummation of the Offer is contingent upon a majority of the Shares, on a fully diluted basis, being tendered and other customary conditions. In addition, the Company entered into a Stock Tender Agreement (the "Stock Tender Agreement"), dated as of June 12, 1998, by and among the Company, Sapling and TCW Special Credits Fund IIIb, a California limited partnership, TCW Special Credits Trust, a California collective investment trust, TCW Special Credits Trust IIIb, a California collective investment trust, TCW Special Credits Fund V, a California limited partnership, Weyerhaeuser Company Master Retirement Trust, a special account, The Common Fund for Bond Investments, a special account, and TCW Asset Management Company, a California corporation (collectively, the "Stock Tender Parties"). Pursuant to the terms of the Stock Tender Agreement, the Stock Tender Parties, subject to certain exceptions, have agreed to tender (and not thereafter withdraw) their Shares (representing approximately 35% of Triangle Pacific's common stock on a fully diluted basis) pursuant to and in accordance with the terms of the Offer.

     A copy of the Company's press release, dated June 13, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     Financial Statements.

            None.

     Pro Forma Financial Information.

            None.

     Exhibits.

            10.1 Agreement and Plan of Merger, including certain exhibits thereto, dated as of June 12, 1998, by and among Triangle Pacific Corp., Armstrong World Industries, Inc. and Sapling Acquisition, Inc.

            10.2 Stock Tender Agreement, dated as of June 12, 1998, by and among Armstrong World Industries, Inc., Sapling Acquisition, Inc. and TCW Special Credits Fund IIIb, TCW Special Credits Trust, TCW Special Credits Trust IIIb, TCW Special Credits Fund V, Weyerhaeuser Company Master Retirement Trust, The Common Fund for Bond Investments and TCW Asset Management Company.

            99.1      Press Release, dated June 13, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ARMSTRONG WORLD INDUSTRIES, INC.



                              By:   /s/ Deborah K. Owen
                                    _____________________________________
                                    Deborah K. Owen Senior Vice President,
                                    Secretary and General Counsel


Date:  June 15, 1998

                                 EXHIBIT INDEX

Exhibit No.                           Exhibit
----------                            -------


10.1 Agreement and Plan of Merger, including certain exhibits thereto, dated as of June 12, 1998, by and among Triangle Pacific Corp., Armstrong World Industries, Inc. and Sapling Acquisition, Inc.

10.2 Stock Tender Agreement, dated as of June 12, 1998, by and among Armstrong World Industries, Sapling Acquisition, Inc. and TCW Special Credits Fund IIIb, TCW Special Credits Trust, TCW Special Credits Trust IIIb, TCW Special Credits Fund V, Weyerhaeuser Company Master Retirement Trust, The Common Fund for Bond Investments and TCW Asset Management Company.

99.1           Press Release, dated June 13, 1998.

                                       4